JPMORGAN U.S. EQUITY FUNDS

JPMorgan Large Cap Value Fund
(Ultra Shares)
(A series of JPMorgan Trust II)

Supplement dated January 17, 2008
to the Ultra Shares Prospectus dated November 1, 2007

Effective January 17, 2008, Ultra Shares of the JPMorgan Large Cap Value Fund (the “Fund”) will be liquidated, and Ultra Shares of the Fund will no longer be available to investors.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-LCV-U-108